Principal Funds, Inc.

Supplement dated June 16, 2017
to the Statutory Prospectus dated April 7, 2017, as revised on May 2, 2017

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

FUND SUMMARY FOR DIVERSIFIED REAL ASSET FUND

In the Management section, under Sub-Advisors, delete Fischer Francis Trees & Watts, Inc. and replace with BNP Paribas Asset Management, Inc. in the alphabetical list of Sub-Advisors.

FUND SUMMARY FOR GLOBAL MULTI-STRATEGY FUND

In the Performance section, delete the last row of the Average Annual Total Returns table and replace with the following:

HFRI (Hedge Fund Research Inc.) Fund-of-Funds Composite Index (reflects no deduction for fees, expenses, or taxes)	0.51%	3.42%	3.20%

MANAGEMENT OF THE FUNDS

Delete the section Sub-Advisor: Fischer Francis Trees & Watts, Inc. and replace with the following:

Sub-Advisor: BNP Paribas Asset Management, Inc. (“BNP”) (formerly, Fischer Francis Trees & Watts, Inc.), 200 Park Avenue, 11th Floor, New York, NY 10166, was founded in 1972 and became a U.S. registered investment advisor with the Securities and Exchange Commission in 1975.

BNP is the sub-advisor for the currency investment portion of the Diversified Real Asset Fund.

PURCHASE OF FUND SHARES

Delete the first sentence of the first paragraph and replace it with the following:

Principal Funds, Inc. offers funds in multiple share classes: A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, R-6, S, and T.

APPENDIX B - ADDITIONAL FUND-SPECIFIC INFORMATION

Delete the paragraph for the Global Multi-Strategy Fund.

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